UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 16, 2013
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-8641
(Commission
File Number)

82-0109423
(IRS Employer
Identification No.)

505 Front Ave., P.O. Box “I”
Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 16, 2013, Coeur Mining, Inc. (the “Company” or “Coeur”), issued a press release announcing production for the quarter ended June 30, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 16, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: July 16, 2013	By:/s/ Casey M. Nault
Name: Casey M. Nault Title: Vice President, General Counsel and Secretary